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Exhibit 32.1

URANIUM RESOURCES, INC.
405 State Highway 121 Bypass, Building A,, Suite 110, Lewisville, TX 75067
972.219.3330 Phone 972.219.3311 Fax
www.uraniumresources.com

April 9, 2008

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

        I, David N. Clark, Chief Executive Officer of Uranium Resources, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Annual Report on Form 10-K/A of the Company for the year ended December 31, 2007, which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID N. CLARK David N. Clark Chief Executive Officer April 9, 2008

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  Exhibit 32.1